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                                                                    Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT

                                      Among


                  THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                       MONY FINANCIAL SERVICES CORPORATION



                                       and



                           THE INVESTORS NAMED HEREIN




                          Dated as of December 30, 1997
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                          REGISTRATION RIGHTS AGREEMENT



         This AGREEMENT is made as of December 30, 1997, among The Mutual Life Insurance Company of New York, a New York mutual life insurance company (the "Company"), MONY Financial Services Corporation, a Delaware corporation (the "Holding Company"), and the purchasers of Warrants identified on Schedule 1 hereto (the "Investors").

         WHEREAS, the Holding Company has agreed to issue and sell, and the Investors have agreed to purchase, pursuant to the Investment Agreement, dated as of December 30, 1997 (the "Investment Agreement"), among the Company, the Holding Company and the Investors, the Warrants and certain other securities of the Company and the Holding Company, subject to the terms and conditions set forth in the Investment Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

1.       Definitions.

         Except as otherwise specified herein, capitalized terms used herein but not defined herein have the meanings assigned to them in the Investment Agreement, as in effect on the date hereof. In addition, for purposes of this Agreement, the following terms have the following respective meanings:

         "Holding Company Common Stock Equivalents" means any securities convertible into, or exercisable or exchangeable for, shares of Holding Company Common Stock, including the Warrants and the Convertible Preferred Stock.

         "Holder" means any Investor or any of its Subsidiaries or Affiliates which as of the date hereof or hereafter shall hold Registrable Securities or Convertible Preferred Stock.

         "Major Holder" means with respect to any registration the Holder that is deemed to have included the largest number of shares of Holding Company Common Stock in such registration. In the case of Warrants, the number of shares of Holding Company Common Stock deemed to be included by a Holder shall be the number of shares of Holding Company Common Stock issuable upon exercise of the Warrants being included in such registration.

         "Registrable Securities" means (i) the Warrants held by any Holder,
(ii) all shares of Holding Company Common Stock issuable upon exercise of any Warrant held by any Holder and (iii) the shares of Holding Company Common Stock issuable upon conversion of any
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Convertible Preferred Stock held by any Holder. As to any particular Registrable
Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold to a Person not a Holder pursuant to Rule 144
(or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule) (or any successor provision).

         "S-1", "S-2" and "S-3" mean a registration statement on Form S-1, S-2 and S-3, respectively.

Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

2.       Registration Rights.

         2.1.     Demand Registrations.

                      (a) (i) Subject to Sections 2.1(b) and 2.3 below, at any time and from time to time after the Demutualization Date each Holder shall have the right to require the Holding Company to file a registration statement under the Securities Act covering all or any part of their respective Registrable Securities, by delivering a written request therefor to the Holding Company specifying the number of Registrable Securities to be included in such registration by such Holder and the intended method of distribution thereof. All such requests by any Holder pursuant to this Section 2.1(a)(i) are referred to herein as "Demand Registration Requests," and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holder(s) making such demand for registration being referred to as the "Initiating Holder"). As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Holding Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of record of Registrable Securities and Convertible Preferred Stock.

                          (ii) The Holding Company, subject to Sections 2.3 and
2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holder and (y) the Registrable Securities of any other Holder which shall have made a written request to the Holding Company for inclusion in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within 15 Business Days after the receipt of the Demand Exercise Notice (or, 10 Business Days if, at the request of the Initiating Holder, the Holding Company states in such written notice or gives



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telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on an S-3).

                      (iii) The Holding Company shall, as expeditiously as possible, use its commercially reasonable efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Holding Company is then eligible to use such a registration) of the Registrable Securities which the Holding Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Initiating Holder, obtain acceleration of the effective date of the registration statement relating to such registration.

                  (b) The Demand Registration rights granted in Section 2.1(a) to the Holders are subject to the following limitations: (i) each registration in respect of a Demand Registration Request must include, in the aggregate (based on the Holding Company Common Stock or shares of Holding Company Common Stock issuable pursuant to Holding Company Common Stock Equivalents included in such registration by all Holders and all holders of Additional Piggyback Rights (as defined below) participating in such registration), shares of Holding Company Common Stock having, in the aggregate, a fair market value immediately prior to such registration of at least $50 million; (ii) the Holding Company shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of 180 days after the date either (A) any other registration statement of the Holding Company declared effective pursuant to a Demand Registration Request was declared effective or (B) the registration statement relating to the IPO was declared effective; (iii) the Holding Company shall not be required to effect, in the aggregate, without regard to the Holder of Registrable Securities making such request, more than three Demand Registrations; (iv) the Holding Company may postpone filing a registration statement relating to a Demand Registration Request for a reasonable period of time, but not more than 120 days after receipt of the Demand Registration Request, as is necessary to prepare audited financial statements of the Holding Company for its most recently completed fiscal year or unaudited quarterly financial statements reasonably required in the registration statement (and in no event shall the Holding Company be required to prepare such quarterly financial statements for use in the initial filing of a registration statement to be filed more than 90 days after the end of the quarter in question); and (v) if the Board of Directors of the Holding Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Holding Company or any of its subsidiaries (a "Valid Business Reason"), (x) the Holding Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than 90 days, and (y) in case a registration statement has been filed relating to a Demand Registration Request, the Holding Company may cause such registration statement to be withdrawn and its effectiveness terminated or may



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postpone amending or supplementing such registration statement until such Valid
Business Reason no longer exists, but in no event for more than 90 days (such period of postponement or withdrawal under subclause(s) (x) or (y) of this clause (v), the "Postponement Period"); and the Holding Company shall give written notice of its determination to postpone or withdraw the registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, the Holding Company shall not be permitted to postpone or withdraw the registration statement filed in response to a Demand Registration Request after the expiration of any Postponement Period until 12 months after the expiration of such Postponement Period, except pursuant to request of the Initiating Holder.

     If the Holding Company shall give any notice of postponement or withdrawal of any registration statement, the Holding Company shall not, during the period of postponement or withdrawal, register any Holding Company Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect) or other applicable form with respect to any benefit plan or with respect to any dividend reinvestment plan. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Holding Company that the Holding Company has determined to withdraw any registration statement pursuant to clause (v) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Holding Company, will deliver to the Holding Company (at the Holding Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Holding Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (v) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Holding Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Holding Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn or prematurely terminated. If the Holding Company shall give any notice of withdrawal or postponement of a registration statement, the Holding Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 90 days after the date of the postponement or withdrawal), use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holder shall have withdrawn such request, in which case the Holding Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (v) above.



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                  In the event that a Demand Registration Request is made and then later withdrawn by the Initiating Holder (other than a withdrawal in connection with a postponement or withdrawal made pursuant to clause (v) above), the Holding Company shall be considered to have effected an effective registration unless it is reimbursed for any out-of-pocket expenses incurred in connection with such Demand Registration.

                  (c) The Holding Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to
Section 2.1(a)(i), (i) authorized but unissued shares of Holding Company Common Stock, Holding Company Common Stock held by the Holding Company as treasury shares or, if the Major Holder consents, other Holding Company equity securities and (ii) any other shares of Holding Company Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Holding Company after the date hereof which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement ("Additional Piggyback Rights"); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holder.

                  (d) In connection with any Demand Registration, the Initiating Holder shall have the right to designate the managing underwriter for such registration, provided that such managing underwriter is reasonably satisfactory to the Holding Company. To the extent required by applicable law, a Qualified Independent Underwriter (as defined in Conduct Rule 2720 of the National Association of Securities Dealers, Inc.) shall be retained, and the Holding Company shall pay all fees and expenses of such Qualified Independent Underwriter, as such, unless the Holding Company shall have requested the Initiating Holder to designate a co-managing underwriter that would be a Qualified Independent Underwriter and the Initiating Holder shall not have complied with such request, in which case the participating Holders shall pay all fees and expenses of such Qualified Independent Underwriter.

2.2.      Piggyback Registrations.

                  (a) If, at any time, the Holding Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or acquisition or (ii) a Demand Registration under
Section 2.1) on an S-1, S-2 or S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Holding Company shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities and Convertible Preferred Stock. Such notice shall specify, at a minimum, the number and class of securities so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities and any proposed managing underwriter or underwriters of such securities. Upon the written request of any


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Holder, made within 15 Business Days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Holding Company shall, subject to Sections 2.2(b),
2.3 and 2.6 hereof, use its commercially reasonable efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Holding Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Holding Company is obligated to effect. No registration effected under this Section 2.2(a) shall relieve the Holding Company of its obligations to effect Demand Registrations.

                  (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Holding Company shall determine for any reason not to register or to delay registration of such equity securities, the Holding Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and Convertible Preferred Stock and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

                  (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Holding Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the execution of the underwriting agreement and (ii) such withdrawal shall be irrevocable.

2.3.     Allocation of Securities Included in Registration Statement.

                  (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and the manager of such offering (or a co-managing underwriter of such offering, if Goldman, Sachs & Co. or one of its Affiliates is the lead managing underwriter of such offering) shall advise the Holding Company in writing that, in its opinion, the number of securities requested to be included in such registration by the Holders or any other persons (including those shares of Holding Company Common Stock requested by the Holding Company or by holders exercising Additional Piggyback Rights to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an



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orderly manner in such offering within a price range acceptable to the
Initiating Holder, the Holding Company shall include in such registration:


                  (i) all Registrable Securities requested to be included in such registration by Holders of Registrable Securities; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.1 Sale Number, the number of such Registrable Securities (not to exceed the Section 2.1 Sale Number) to be included in such registration shall be allocated as the Holders determine;

                  (ii) to the extent that the number of Registrable Securities to be included by all Holders is less than the Section 2.1 Sale Number, shares of Holding Company Common Stock that the Holding Company proposes to register; and

                  (iii) to the extent that the number of Registrable
Securities to be included by all Holders and the number of securities to be included by the Holding Company is less than the Section 2.1 Sale Number, any other shares of Holding Company Common Stock that the holders thereof propose to register pursuant to the exercise of Additional Piggyback Rights.

     If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the execution of the underwriting agreement and (y) such withdrawal shall be irrevocable.

     (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the managing underwriter shall advise the Holding Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Holding Company, the Holding Company shall include in such registration:

                  (i) all Holding Company Common Stock or Holding Company Common Stock Equivalents that the Holding Company proposes to register for its own account (the "Holding Company Securities");

                  (ii) if the number of Holding Company Securities is zero, all securities being included in such registration either pursuant to the terms of any contractual demand registration rights which may be granted to any Person other than a Holder or held by other Persons for whom the registration was initiated ("Other Demand Rights"); and



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                  (iii) (x) to the extent that the number of Holding Company
Securities is more than zero but less than the Section 2.2 Sale Number, all securities being included in such registration pursuant to the terms of any Other Demand Rights and all Registrable Securities requested to be included in such registration by Holders of Registrable Securities; provided, however, that, if the number of such Registrable Securities, securities being included pursuant to Other Demand Rights and Holding Company Securities exceeds the Section 2.2 Sale Number, the aggregate number of such Registrable Securities and securities being included pursuant to Other Demand Rights (not to exceed the Section 2.2 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration and all Persons exercising Other Demand Rights based on the number of Registrable Securities then owned by each such Holder or Person, as applicable, requesting inclusion in relation to the aggregate number of Registrable Securities then owned by all such Holders requesting inclusion and all Persons exercising Other Demand Rights; and

                      (y) to the extent that the number of Holding Company Securities is zero, and the number of securities being included pursuant to Other Demand Rights is less than the Section 2.2 Sale Number, all Registrable Securities requested to be included in such registration by Holders of Registrable Securities, provided, however, that, if the number of such Registrable Securities and securities being included pursuant to Other Demand Rights exceeds the Section 2.2 Sale Number, the aggregate number of such Registrable Securities (not to exceed the Section 2.2 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities then owned by all such Holders requesting inclusion, or allocated as otherwise agreed by such Holders requesting inclusion.

         2.4. Registration Procedures. If and whenever the Holding Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Holding Company shall, as expeditiously as possible (but, in any event, subject to the limitations of Section 2.1(b), within 60 days after a Demand Registration Request in the case of Section 2.4(a)):

                  (a) prepare and file with the SEC a registration statement on an appropriate registration form for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall be available for the sale of the Registrable Securities by the selling Holders thereof, and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required to be filed therewith, and the Holding Company shall use its commercially reasonable efforts to cause such registration statement to become and



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remain effective for the period specified in Section 2.4(b) below (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws (which for purposes of this Agreement shall include any insurance securities laws) of any jurisdiction, the Holding Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Initiating Holder, in the case of a registration pursuant to Section 2.1, and selected by the Major Holder, in the case of a registration pursuant to Section 2.2, and in either case reasonably acceptable to the Holding Company) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Holding Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement until the earlier of
(i) such time as all of the Registrable Securities covered by such registration statement have been so disposed of by the seller or sellers or (ii) 180 days after such registration statement becomes effective;

                  (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter (which term for purposes of this Agreement shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act and any placement agent or sales agent), if any, of the securities covered by such registration statement one executed copy each and such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such numbers of copies of the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Holding Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

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                  (d) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such United States jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Holding Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any, and confirm such advice in writing: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any comments by the SEC or state securities authority or request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Holding Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Holding Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading in light of the circumstances then existing; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Holding Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                  (f) comply in all material respects with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at



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least twelve consecutive months beginning with the first day of the Holding
Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Holding Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Holding Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

                  (h) enter into such customary agreements (including, if applicable, an underwriting agreement), in form and substance satisfactory to the Major Holder, and take such other actions as the Major Holder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) whether or not an agreement of the type referred to in
Section 2.4(h) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (i) make such representations and warranties to the Holders participating in such registration and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of Holding Company Common Stock or other equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration; (ii) obtain opinions of inside and outside counsel to the Holding Company addressed to the Holders participating in such registration and the underwriters, if any, in customary form and covering such matters, of the type customarily covered by such opinions, as the managing underwriters, if any, and as the Major Holder may reasonably request, which opinions shall be reasonably satisfactory to the managing underwriter, if any, and the Major Holder; (iii) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Holding Company (the "Accountants") addressed to the Holders and the underwriters, if any, thereof, dated (I) the effective date of such registration statement and (II) the date of the closing under the underwriting agreement relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered, from time to time, by letters of such type and such other financial matters as the managing underwriters, if any, and as the Major Holder may reasonably request, which letter or letters shall be reasonably satisfactory to the managing underwriter, if any, and the Major Holder (subject to receipt by the Accountants of such letters or other representations reasonably requested by the Accountants if such letters or representations are then required under the guidelines of the American Institute of Certified Public Accountants to be provided to the Accountants); and (iv) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by the Major Holder and the placement or sale agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (i) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Holding Company;

                  (j) deliver promptly to the Major Holder and each underwriter, if any, copies of all correspondence between the SEC and the Holding Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Holding Company, and, upon receipt of such confidentiality agreements as the Holding Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Holding Company, and cause all of the Holding Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                  (l) use its commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect such registration or the offering or sale in connection therewith or to enable the Holders covered by such registration statement to offer, or to consummate the disposition of, their Registrable Securities;

                  (m) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (n) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

                  (o) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Conduct of the NASD) thereof, whether as a holder of such Registrable Securities or as an underwriter, or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules of Conduct;

                  (p) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Holding Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

                  (q) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make the Holding Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

                  (r) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least two business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof; and


                  (s) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

                  The Holding Company may require as a condition precedent to the Holding Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Holding Company such information regarding such seller and the distribution of such securities as the Holding Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

                  Each Holder of Registrable Securities agrees that upon receipt of any notice from the Holding Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this
Section 2.4 and, if so directed by the Holding Company, will deliver to the Holding Company (at the Holding Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Holding Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

         If any such registration statement or comparable statement under state securities or blue sky laws refers to any Holder by name or otherwise as the Holder of any securities of the Holding Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Holding Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Holding Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Holding Company or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Holding Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state securities or blue sky law then in force, the deletion of the reference to such Holder.

2.5      Registration Expenses.

                  (a) "Expenses" shall mean any and all fees and expenses incident to the Holding Company's performance of or compliance with this Article 2, including, without limitation: (i) SEC, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses in connection with the qualification of Registrable Securities for offering and sale under state securities or blue sky laws and in connection with the preparation of a blue sky survey, including, without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Holding Company, (vii) with respect to each registration, the reasonable fees and disbursements of one counsel for the selling Holder(s) (selected by the Initiating Holder, in the case of a registration pursuant to Section 2.1, and selected by the Major Holder, in the case of a registration pursuant to Section 2.2), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Holding Company, (ix) subject to Section 2.1(d), fees and expenses payable to a Qualified Independent Underwriter and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (collectively, "Expenses").

                  (b) The Holding Company shall pay all Expenses with respect to any Demand Registration. The Holding Company (as between the Holding Company and any Holder) shall pay all Expenses with respect to any Piggyback Registration.

                  (c) Notwithstanding the foregoing, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of Registrable Securities sold in the offering by such Holder.

         2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Holding Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith, and provides such other information to the Holding Company or the underwriter as may be necessary to register such Person's securities.

         2.7. Limitations on Sale or Distribution of Other Securities. The Holding Company hereby agrees that if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Holding Company shall not effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or other applicable form with respect to any benefit plan or with respect to any dividend reinvestment plan), whether or not for sale for its own account, until a period of 90 days, or in the case of an IPO, 180 days shall have elapsed from the effective date of such previous registration; and the Holding Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

         2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

         2.9. Indemnification.

                  (a) In the event of any registration of any securities of the Holding Company under the Securities Act pursuant to this Article 2, the Holding Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof), each other Person who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Holding Company's consent, which consent shall not be unreasonably withheld or delayed if the Holding Company has not assumed the defense of the action or proceeding) to which each such indemnified party may become subject under the Securities Act or otherwise (collectively, "Claims"), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Holding Company of any federal, state or common law rule or regulation applicable to the Holding Company and relating to action required of or inaction by the Holding Company in connection with any such registration, and the Holding Company will reimburse any indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Holding Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Holding Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

                  (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Holding Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) the Holding Company, its officers, employees, stockholders and directors, each Person controlling the Holding Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Holding Company or its representatives by or on behalf of such Holder (or underwriter or Qualified Independent Underwriter, if any,) specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (c) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 2.9. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party, which are not available to the indemnifying party; then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party (other than the Holding Company) shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 2.9(b).

                  (e) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                  (f) The indemnification and contribution required by this
Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. Any amounts advanced by an indemnifying party to an indemnified party pursuant to this Section 2.9 shall be returned to such indemnifying party if it shall be finally determined by a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by such indemnifying party.

3.       General.

         3.1. Holdback. If requested by the managing underwriter of an underwritten offering, the Holders participating in such offering shall agree not to sell any Registrable Securities during a period not to exceed 90 days beginning on the date of the underwriting agreement for such offering, except as a part of such underwritten offering.

         3.2. Rule 144. If the Holding Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Holding Company Common Stock or any Holding Company Common Stock Equivalents, the Holding Company covenants that (i)it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act and the rules and regulations adopted by the SEC thereunder), and (ii) will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the

Securities Act, or (B) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Holding Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         3.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Holding Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

         3.4. Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

         3.5. Notices. All notices required under this Agreement shall be made as provided in the Investment Agreement.

         3.6. Miscellaneous.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties and then successors and legal representatives. No party shall assign this Agreement or any rights hereunder to any other Person.

                  (b) This Agreement (with the documents referred to herein) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

                  (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

                  (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                  (g) The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall, to the extent permitted by law, raise the defense that there is an adequate remedy at law.

                  (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         3.7. No Inconsistent Agreements. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company or the Holding Company is a party or by which it is bound. Neither the Company nor the Holding Company shall enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

                                        MONY FINANCIAL SERVICES CORPORATION

                                        By: /s/ Kenneth M. Levine
                                            ------------------------------------
                                            Name: Kenneth M. Levine
                                            Title: Executive Vice President


                                        THE MUTUAL LIFE INSURANCE COMPANY OF
                                        NEW YORK

                                        By: /s/  Kenneth M. Levine
                                            ------------------------------------
                                            Name: Kenneth M. Levine
                                            Title: Executive Vice President


                                        GS MEZZANINE PARTNERS, L.P.

                                        By: GS Mezzanine Advisors, L.P.,
                                            its general partner

                                        By: GS Mezzanine Advisors, Inc.,
                                            its general partner

                                        By: /s/ Eve M. Gerriets
                                            ------------------------------------
                                            Name:  Eve M. Gerriets
                                            Title:  Vice President

                                        GS MEZZANINE PARTNERS OFFSHORE, L.P.


                                        By: GS Mezzanine Advisors
                                            (Cayman),L.P.,
                                            its general partner

                                        By: GS Mezzanine Advisors, Inc.,
                                            its general partner

                                        By: /s/ Eve M. Gerriets
                                            ------------------------------------
                                            Name:  Eve M. Gerriets
                                            Title: Vice President

                                        STONE STREET FUND 1997, L.P.

                                        By: Stone Street Asset Corp.,
                                            its general partner

                                        By: /s/ Eve M. Gerriets
                                            ------------------------------------
                                            Name: Eve M. Gerriets
                                            Title: Vice President


                                        BRIDGE STREET FUND 1997, L.P.

                                        By: Stone Street Asset Corp.,
                                            its managing general partner

                                        By: /s/ Eve M. Gerriets
                                            ------------------------------------
                                            Name: Eve M. Gerriets
                                            Title: Vice President

                                   SCHEDULE I

                                    INVESTORS


GS MEZZANINE PARTNERS, L.P.
GS MEZZANINE PARTNERS OFFSHORE, L.P.
STONE STREET FUND 1997, L.P.
BRIDGE STREET FUND 1997, L.P.